Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	1Q'16 vs. 1Q'15
EARNINGS
Net interest income	$3,209	$3,208	$3,103	$2,907	$2,875	$334	11.6%
Retailer share arrangements	(670)	(734)	(723)	(621)	(660)	(10)	1.5%
Net interest income, after retailer share arrangements	2,539	2,474	2,380	2,286	2,215	324	14.6%
Provision for loan losses	903	823	702	740	687	216	31.4%
Net interest income, after retailer share arrangements and provision for loan losses	1,636	1,651	1,678	1,546	1,528	108	7.1%
Other income	92	87	84	120	101	(9)	(8.9)%
Other expense	800	870	843	805	746	54	7.2%
Earnings before provision for income taxes	928	868	919	861	883	45	5.1%
Provision for income taxes	346	321	345	320	331	15	4.5%
Net earnings	$582	$547	$574	$541	$552	$30	5.4%
Net earnings attributable to common stockholders	$582	$547	$574	$541	$552	$30	5.4%

COMMON SHARE STATISTICS
Basic EPS	$0.70	$0.66	$0.69	$0.65	$0.66	$0.04	6.1%
Diluted EPS	$0.70	$0.65	$0.69	$0.65	$0.66	$0.04	6.1%
Common stock price	$28.66	$30.41	$31.30	$32.93	$30.35	$(1.69)	(5.6)%
Book value per share	$15.84	$15.12	$14.58	$13.89	$13.24	$2.60	19.6%
Tangible common equity per share(1)	$13.86	$13.14	$12.67	$12.06	$11.43	$2.43	21.3%

Beginning common shares outstanding	833.8	833.8	833.8	833.8	833.8	—	—%
Issuance of common shares	—	—	—	—	—	—	—%
Shares repurchased	—	—	—	—	—	—	—%
Ending common shares outstanding	833.8	833.8	833.8	833.8	833.8	—	—%

Weighted average common shares outstanding	833.8	833.8	833.8	833.8	833.8	—	—%
Weighted average common shares outstanding (fully diluted)	835.5	835.8	835.8	835.4	835.0	0.5	0.1%

(1) Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS(1)
(unaudited, $ in millions, except account data)
	Quarter Ended
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	1Q'16 vs. 1Q'15
PERFORMANCE METRICS
Return on assets(2)	2.8%	2.7%	2.9%	2.9%	3.0%		(0.2)%
Return on equity(3)	18.1%	17.5%	19.2%	19.2%	20.8%		(2.7)%
Return on tangible common equity(4)	20.8%	20.1%	22.0%	22.2%	24.1%		(3.3)%
Net interest margin(5)	15.76%	15.73%	15.97%	15.77%	15.79%		(0.03)%
Efficiency ratio(6)	30.4%	34.0%	34.2%	33.5%	32.2%		(1.8)%
Other expense as a % of average loan receivables, including held for sale	4.82%	5.28%	5.35%	5.37%	5.06%		(0.24)%
Effective income tax rate	37.3%	37.0%	37.5%	37.2%	37.5%		(0.2)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	4.70%	4.23%	4.02%	4.63%	4.53%		0.17%
30+ days past due as a % of period-end loan receivables(7)	3.85%	4.06%	4.02%	3.53%	3.79%		0.06%
90+ days past due as a % of period-end loan receivables(7)	1.84%	1.86%	1.73%	1.52%	1.81%		0.03%
Net charge-offs	$780	$697	$633	$693	$668	$112	16.8%
Loan receivables delinquent over 30 days(7)	$2,538	$2,772	$2,553	$2,171	$2,209	$329	14.9%
Loan receivables delinquent over 90 days(7)	$1,212	$1,273	$1,102	$933	$1,056	$156	14.8%

Allowance for loan losses (period-end)	$3,620	$3,497	$3,371	$3,302	$3,255	$365	11.2%
Allowance coverage ratio(8)	5.50%	5.12%	5.31%	5.38%	5.59%		(0.09)%

BUSINESS METRICS
Purchase volume(9)	$26,977	$32,460	$29,206	$28,810	$23,139	$3,838	16.6%
Period-end loan receivables	$65,849	$68,290	$63,520	$61,431	$58,248	$7,601	13.0%
Credit cards	$63,309	$65,773	$60,920	$58,827	$55,866	$7,443	13.3%
Consumer installment loans	$1,184	$1,154	$1,171	$1,138	$1,062	$122	11.5%
Commercial credit products	$1,318	$1,323	$1,380	$1,410	$1,295	$23	1.8%
Other	$38	$40	$49	$56	$25	$13	52.0%
Average loan receivables, including held for sale	$66,705	$65,406	$62,504	$60,094	$59,775	$6,930	11.6%
Period-end active accounts (in thousands)(10)	64,689	68,314	62,831	61,718	59,761	4,928	8.2%
Average active accounts (in thousands)(10)	66,134	64,892	62,247	60,923	61,604	4,530	7.4%

LIQUIDITY
Liquid assets
Cash and equivalents	$12,500	$12,325	$12,271	$10,621	$11,218	$1,282	11.4%
Total liquid assets	$14,915	$14,836	$15,305	$13,660	$13,813	$1,102	8.0%
Undrawn credit facilities
Undrawn committed securitization financings	$7,325	$6,075	$6,550	$6,125	$6,600	$725	11.0%
Total liquid assets and undrawn credit facilities	$22,240	$20,911	$21,855	$19,785	$20,413	$1,827	9.0%
Liquid assets % of total assets	18.27%	17.66%	19.30%	18.07%	19.04%		(0.77)%
Liquid assets including undrawn committed securitization financings % of total assets	27.24%	24.90%	27.56%	26.17%	28.13%		(0.89)%

(1) Certain balance sheet amounts and related metrics have been updated to reflect the adoption of ASU 2015-03. More detail on this update is in footnote (1) on the Statements of Financial Position.
(2) Return on assets represents net earnings as a percentage of average total assets.
(3) Return on equity represents net earnings as a percentage of average total equity.
(4) Return on tangible common equity represents net earnings as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(5) Net interest margin represents net interest income divided by average interest-earning assets.
(6) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, after retailer share arrangements, plus other income.
(7) Based on customer statement-end balances extrapolated to the respective period-end date.
(8) Allowance coverage ratio represents allowance for loan losses divided by total period-end loan receivables.
(9) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(10) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	1Q'16 vs. 1Q'15
Interest income:
Interest and fees on loans	$3,498	$3,494	$3,379	$3,166	$3,140	$358	11.4%
Interest on investment securities	22	15	13	11	10	12	120.0%
Total interest income	3,520	3,509	3,392	3,177	3,150	370	11.7%

Interest expense:
Interest on deposits	172	165	159	146	137	35	25.5%
Interest on borrowings of consolidated securitization entities	58	56	54	53	52	6	11.5%
Interest on third-party debt	81	80	76	71	82	(1)	(1.2)%
Interest on related party debt	—	—	—	—	4	(4)	(100.0)%
Total interest expense	311	301	289	270	275	36	13.1%

Net interest income	3,209	3,208	3,103	2,907	2,875	334	11.6%

Retailer share arrangements	(670)	(734)	(723)	(621)	(660)	(10)	1.5%
Net interest income, after retailer share arrangements	2,539	2,474	2,380	2,286	2,215	324	14.6%

Provision for loan losses	903	823	702	740	687	216	31.4%
Net interest income, after retailer share arrangements and provision for loan losses	1,636	1,651	1,678	1,546	1,528	108	7.1%

Other income:
Interchange revenue	130	147	135	123	100	30	30.0%
Debt cancellation fees	64	62	61	61	65	(1)	(1.5)%
Loyalty programs	(110)	(125)	(122)	(94)	(78)	(32)	41.0%
Other	8	3	10	30	14	(6)	(42.9)%
Total other income	92	87	84	120	101	(9)	(8.9)%

Other expense:
Employee costs	280	285	268	250	239	41	17.2%
Professional fees	146	165	162	156	162	(16)	(9.9)%
Marketing and business development	94	128	115	108	82	12	14.6%
Information processing	82	83	77	74	63	19	30.2%
Other	198	209	221	217	200	(2)	(1.0)%
Total other expense	800	870	843	805	746	54	7.2%

Earnings before provision for income taxes	928	868	919	861	883	45	5.1%
Provision for income taxes	346	321	345	320	331	15	4.5%
Net earnings attributable to common shareholders	$582	$547	$574	$541	$552	$30	5.4%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION(1)
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Mar 31, 2016 vs. Mar 31, 2015
Assets
Cash and equivalents	$12,500	$12,325	$12,271	$10,621	$11,218	$1,282	11.4%
Investment securities	2,949	3,142	3,596	3,682	3,121	(172)	(5.5)%
Loan receivables:
Unsecuritized loans held for investment	41,730	42,826	38,325	36,019	33,424	8,306	24.9%
Restricted loans of consolidated securitization entities	24,119	25,464	25,195	25,412	24,824	(705)	(2.8)%
Total loan receivables	65,849	68,290	63,520	61,431	58,248	7,601	13.0%
Less: Allowance for loan losses	(3,620)	(3,497)	(3,371)	(3,302)	(3,255)	(365)	11.2%
Loan receivables, net	62,229	64,793	60,149	58,129	54,993	7,236	13.2%
Loan receivables held for sale	—	—	—	—	359	(359)	(100.0)%
Goodwill	949	949	949	949	949	—	—%
Intangible assets, net	702	701	646	575	557	145	26.0%
Other assets	2,327	2,080	1,679	1,640	1,362	965	70.9%
Total assets	$81,656	$83,990	$79,290	$75,596	$72,559	$9,097	12.5%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$44,721	$43,215	$40,323	$37,539	$34,695	$10,026	28.9%
Non-interest-bearing deposit accounts	256	152	140	143	162	94	58.0%
Total deposits	44,977	43,367	40,463	37,682	34,857	10,120	29.0%
Borrowings:
Borrowings of consolidated securitization entities	12,423	13,589	13,624	13,933	13,802	(1,379)	(10.0)%
Bank term loan	1,494	4,133	4,630	5,126	5,622	(4,128)	(73.4)%
Senior unsecured notes	6,559	6,557	5,560	4,569	4,567	1,992	43.6%
Related party debt	—	—	—	—	—	—	—%
Total borrowings	20,476	24,279	23,814	23,628	23,991	(3,515)	(14.7)%
Accrued expenses and other liabilities	2,999	3,740	2,855	2,708	2,675	324	12.1%
Total liabilities	68,452	71,386	67,132	64,018	61,523	6,929	11.3%
Equity:
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,359	9,351	9,431	9,422	9,418	(59)	(0.6)%
Retained earnings	3,875	3,293	2,746	2,172	1,631	2,244	137.6%
Accumulated other comprehensive income:	(31)	(41)	(20)	(17)	(14)	(17)	121.4%
Total equity	13,204	12,604	12,158	11,578	11,036	2,168	19.6%
Total liabilities and equity	$81,656	$83,990	$79,290	$75,596	$72,559	$9,097	12.5%

(1) In January 2016, we adopted ASU 2015-03, Interest–Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs, which requires the presentation of deferred issuance costs related to a recognized debt liability as a direct deduction from the carrying amount of the debt liability. Accordingly, we have reclassified issuance costs associated with our borrowings and certain brokered deposits, from other assets, and reflected as a reduction of borrowings and interest-bearing deposit accounts, as applicable, for each period presented to conform to the current period presentation. Related selected financial metrics included within this Financial Data Supplement have also been updated where applicable to reflect this reclassification.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN(1)
(unaudited, $ in millions)

	Quarter Ended
	Mar 31, 2016			Dec 31, 2015			Sep 30, 2015			Jun 30, 2015			Mar 31, 2015
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$12,185	$16	0.53%	$12,070	$9	0.30%	$11,059	$7	0.25%	$10,728	$6	0.22%	$11,331	$6	0.21%
Securities available for sale	2,995	6	0.81%	3,445	6	0.69%	3,534	6	0.67%	3,107	5	0.65%	2,725	4	0.60%

Loan receivables:
Credit cards, including held for sale	64,194	3,436	21.53%	62,834	3,432	21.67%	59,890	3,315	21.96%	57,588	3,106	21.63%	57,390	3,079	21.76%
Consumer installment loans	1,159	27	9.37%	1,163	26	8.87%	1,160	27	9.23%	1,101	26	9.47%	1,057	25	9.59%
Commercial credit products	1,313	35	10.72%	1,361	36	10.49%	1,400	36	10.20%	1,372	34	9.94%	1,305	36	11.19%
Other	39	—	—%	48	—	—%	54	1	NM	33	—	—%	23	—	—%
Total loan receivables, including held for sale	66,705	3,498	21.09%	65,406	3,494	21.19%	62,504	3,379	21.45%	60,094	3,166	21.13%	59,775	3,140	21.30%
Total interest-earning assets	81,885	3,520	17.29%	80,921	3,509	17.20%	77,097	3,392	17.46%	73,929	3,177	17.24%	73,831	3,150	17.30%

Non-interest-earning assets:
Cash and due from banks	1,277			1,268			1,216			583			497
Allowance for loan losses	(3,583)			(3,440)			(3,341)			(3,285)			(3,272)
Other assets	3,256			3,133			2,869			2,758			2,639
Total non-interest-earning assets	950			961			744			56			(136)

Total assets	$82,835			$81,882			$77,841			$73,985			$73,695

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$44,101	$172	1.57%	$42,079	$165	1.56%	$39,048	$159	1.62%	$35,816	$146	1.64%	$34,887	$137	1.59%
Borrowings of consolidated securitization entities	12,950	58	1.80%	13,550	56	1.64%	13,715	54	1.56%	14,011	53	1.52%	14,087	52	1.50%
Bank term loan(2)	2,565	24	3.76%	4,507	28	2.46%	4,878	29	2.36%	5,374	32	2.39%	6,498	47	2.93%
Senior unsecured notes	6,558	57	3.50%	5,810	52	3.55%	5,312	47	3.51%	4,568	39	3.42%	4,071	35	3.49%
Related party debt	—	—	—%	—	—	—%	—	—	—%	—	—	—%	407	4	3.99%
Total interest-bearing liabilities	66,174	311	1.89%	65,946	301	1.81%	62,953	289	1.82%	59,769	270	1.81%	59,950	275	1.86%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	226			147			149			166			142
Other liabilities	3,534			3,396			2,859			2,750			2,854
Total non-interest-bearing liabilities	3,760			3,543			3,008			2,916			2,996

Total liabilities	69,934			69,489			65,961			62,685			62,946

Equity
Total equity	12,901			12,393			11,880			11,300			10,749

Total liabilities and equity	$82,835			$81,882			$77,841			$73,985			$73,695
Net interest income		$3,209			$3,208			$3,103			$2,907			$2,875

Interest rate spread(3)			15.40%			15.39%			15.64%			15.43%			15.44%
Net interest margin(4)			15.76%			15.73%			15.97%			15.77%			15.79%

(1) Certain balance sheet amounts and related metrics have been updated to reflect the adoption of ASU 2015-03. More detail on this update is in footnote (1) on the Statements of Financial Position.
(2) Average interest rate on liabilities calculated above utilizes monthly average balances. The effective interest rates for the Bank term loan for the quarters ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015 were 2.47%, 2.26%, 2.23%, 2.21%, and 2.21%, respectively. The Bank term loan effective rate excludes the impact of charges incurred in connection with prepayments of the loan.

(3) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(4) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS(1)
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Mar 31, 2016 vs. Mar 31, 2015
BALANCE SHEET STATISTICS
Total common equity	$13,204	$12,604	$12,158	$11,578	$11,036	$2,168	19.6%
Total common equity as a % of total assets	16.17%	15.01%	15.33%	15.32%	15.21%		0.96%

Tangible assets	$80,005	$82,340	$77,695	$74,072	$71,053	$8,952	12.6%
Tangible common equity(2)	$11,553	$10,954	$10,563	$10,054	$9,530	$2,023	21.2%
Tangible common equity as a % of tangible assets(2)	14.44%	13.30%	13.60%	13.57%	13.41%		1.03%
Tangible common equity per share(2)	$13.86	$13.14	$12.67	$12.06	$11.43	$2.43	21.3%

REGULATORY CAPITAL RATIOS(3)
	Basel III Transition				Basel I
Total risk-based capital ratio(4)(9)	19.4%	18.1%	18.8%	18.6%	18.2%
Tier 1 risk-based capital ratio(5)(9)	18.1%	16.8%	17.5%	17.3%	16.9%
Tier 1 common ratio(6)(9)	n/a	n/a	n/a	n/a	16.9%
Tier 1 leverage ratio(7)(9)	14.8%	14.4%	14.6%	14.6%	13.7%
Common equity Tier 1 capital ratio(8)(9)	18.1%	16.8%	17.5%	17.3%	n/a

	Basel III Fully Phased-in
Common equity Tier 1 capital ratio(8)	17.5%	15.9%	16.7%	16.5%	16.4%

(1) Certain balance sheet amounts and related metrics have been updated to reflect the adoption of ASU 2015-03. More detail on this update is in footnote (1) on the Statements of Financial Position.
(2) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(3) Regulatory capital metrics at March 31, 2016 are preliminary and therefore subject to change. As a new savings and loan holding company, the Company historically has not been required by regulators to disclose capital ratios prior to December 31, 2015, and therefore these ratios are non-GAAP measures. See Reconciliation of Non-GAAP Measures and Calculation of Regulatory Measures for components of capital ratio calculations.

(4) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(5) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 common ratio is the ratio of common equity Tier 1 capital divided by risk-weighted assets.
(7) Tier 1 leverage ratio reported under Basel III transition rules is calculated based on Tier 1 capital divided by total average assets, after certain adjustments. Total assets, after certain adjustments is used as the denominator for prior periods calculated under Basel I rules.

(8) Common equity Tier 1 capital ratio is the ratio of common equity Tier 1 capital to total risk-weighted assets, each as calculated under Basel III rules. Common equity Tier 1 capital ratio (fully phased-in) is a preliminary estimate reflecting management’s interpretation of the final Basel III rules adopted in July 2013 by the Federal Reserve Board, which have not been fully implemented, and our estimate and interpretations are subject to, among other things, ongoing regulatory review and implementation guidance.

(9) Beginning June 30, 2015, regulatory capital ratios are calculated under Basel III rules subject to transition provisions. The Company reported under Basel I rules for period ending March 31, 2015.

SYNCHRONY FINANCIAL
PLATFORM RESULTS AND RECONCILIATION OF NON-GAAP MEASURES
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	1Q'16 vs. 1Q'15
RETAIL CARD
Purchase volume(1),(2)	$21,550	$26,768	$23,560	$23,452	$18,410	$3,140	17.1%
Period-end loan receivables	$45,113	$47,412	$43,432	$42,315	$39,685	$5,428	13.7%
Average loan receivables, including held for sale	$45,900	$44,958	$42,933	$41,303	$40,986	$4,914	12.0%
Average active accounts (in thousands)(2),(3)	52,969	52,038	49,953	48,981	49,617	3,352	6.8%

Interest and fees on loans(2)	$2,614	$2,594	$2,508	$2,335	$2,337	$277	11.9%
Other income(2)	79	76	70	107	86	(7)	(8.1)%
Platform revenue, excluding retailer share arrangements(2)	2,693	2,670	2,578	2,442	2,423	270	11.1%
Retailer share arrangements(2)	(661)	(723)	(708)	(606)	(651)	(10)	1.5%
Platform revenue(2)	$2,032	$1,947	$1,870	$1,836	$1,772	$260	14.7%

PAYMENT SOLUTIONS
Purchase volume(1)	$3,392	$3,714	$3,635	$3,371	$2,948	$444	15.1%
Period-end loan receivables	$13,420	$13,543	$12,933	$12,194	$11,833	$1,587	13.4%
Average loan receivables	$13,482	$13,192	$12,523	$11,971	$11,970	$1,512	12.6%
Average active accounts (in thousands)(3)	8,134	7,896	7,468	7,231	7,271	863	11.9%

Interest and fees on loans	$457	$462	$442	$412	$403	$54	13.4%
Other income	4	3	5	4	5	(1)	(20.0)%
Platform revenue, excluding retailer share arrangements	461	465	447	416	408	53	13.0%
Retailer share arrangements	(7)	(10)	(13)	(14)	(8)	1	(12.5)%
Platform revenue	$454	$455	$434	$402	$400	$54	13.5%

CARECREDIT
Purchase volume(1)	$2,035	$1,978	$2,011	$1,987	$1,781	$254	14.3%
Period-end loan receivables	$7,316	$7,335	$7,155	$6,922	$6,730	$586	8.7%
Average loan receivables	$7,323	$7,256	$7,048	$6,820	$6,819	$504	7.4%
Average active accounts (in thousands)(3)	5,031	4,958	4,826	4,711	4,716	315	6.7%

Interest and fees on loans	$427	$438	$429	$419	$400	$27	6.8%
Other income	9	8	9	9	10	(1)	(10.0)%
Platform revenue, excluding retailer share arrangements	436	446	438	428	410	26	6.3%
Retailer share arrangements	(2)	(1)	(2)	(1)	(1)	(1)	100.0%
Platform revenue	$434	$445	$436	$427	$409	$25	6.1%

TOTAL SYF
Purchase volume(1),(2)	$26,977	$32,460	$29,206	$28,810	$23,139	$3,838	16.6%
Period-end loan receivables	$65,849	$68,290	$63,520	$61,431	$58,248	$7,601	13.0%
Average loan receivables, including held for sale	$66,705	$65,406	$62,504	$60,094	$59,775	$6,930	11.6%
Average active accounts (in thousands)(2),(3)	66,134	64,892	62,247	60,923	61,604	4,530	7.4%

Interest and fees on loans(2)	$3,498	$3,494	$3,379	$3,166	$3,140	$358	11.4%
Other income(2)	92	87	84	120	101	(9)	(8.9)%
Platform revenue, excluding retailer share arrangements(2)	3,590	3,581	3,463	3,286	3,241	349	10.8%
Retailer share arrangements(2)	(670)	(734)	(723)	(621)	(660)	(10)	1.5%
Platform revenue(2)	$2,920	$2,847	$2,740	$2,665	$2,581	$339	13.1%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)(2)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
COMMON EQUITY MEASURES
GAAP Total common equity	$13,204	$12,604	$12,158	$11,578	$11,036
Less: Goodwill	(949)	(949)	(949)	(949)	(949)
Less: Intangible assets, net	(702)	(701)	(646)	(575)	(557)
Tangible common equity	$11,553	$10,954	$10,563	$10,054	$9,530
Adjustments for certain other intangible assets, deferred tax liabilities and certain items in accumulated comprehensive income (loss)					293
Basel I - Common Equity Tier 1					$9,823
Adjustments for certain other intangible assets and deferred tax liabilities					(12)

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	281	280	291	293
Basel III - Common equity Tier 1 (fully phased-in)	$11,834	$11,234	$10,854	$10,347	$9,811
Adjustment related to capital components during transition	265	399	375	331
Basel III - Common equity Tier I (transition)	$12,099	$11,633	$11,229	$10,678

RISK-BASED CAPITAL
Common equity Tier 1(3)	$12,099	$11,633	$11,229	$10,678	$9,823
Add: Allowance for loan losses includible in risk-based capital	869	898	833	804	757
Risk-based capital(3)	$12,968	$12,531	$12,062	$11,482	$10,580

ASSET MEASURES
Total assets(4)	$82,835	$81,882	$77,841	$73,985	$72,559
Adjustments for:
Disallowed goodwill and other disallowed intangible assets, net of related deferred tax liabilities	(1,117)	(991)	(931)	(903)	(1,213)
Other	—	—	104	60	136
Total assets for leverage purposes(3)	$81,718	$80,891	$77,014	$73,142	$71,482

Risk-weighted assets - Basel I	n/a	n/a	n/a	n/a	$58,020
Risk-weighted assets - Basel III (fully phased-in)(5)	$67,701	$70,493	$65,125	$62,814	$59,762
Risk-weighted assets - Basel III (transition)(5)	$66,693	$69,224	$64,090	61,829	n/a

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$15.84	$15.12	$14.58	$13.89	$13.24
Less: Goodwill	(1.14)	(1.14)	(1.14)	(1.14)	(1.14)
Less: Intangible assets, net	(0.84)	(0.84)	(0.77)	(0.69)	(0.67)
Tangible common equity per share	$13.86	$13.14	$12.67	$12.06	$11.43

(1) Certain balance sheet amounts and related metrics have been updated to reflect the adoption of ASU 2015-03. More detail on this update is in footnote (1) on the Statements of Financial Position.
(2) Regulatory measures at March 31, 2016 are presented on an estimated basis.
(3) Beginning June 30, 2015, regulatory capital amounts are calculated under Basel III rules subject to transition provisions. The company reported under Basel I rules for period ending March 31, 2015.

(4) Represents total average assets beginning June 30, 2015 and total assets for period ending March 31, 2015.
(5) Key differences between Basel III transitional rules and fully phased-in Basel III rules in the calculation of risk-weighted assets include, but not limited to, risk weighting of deferred tax assets and adjustments for certain intangible assets.